UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2011

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-153135	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.

Heron Tower, 70 East 55th Street
New York, NY  10022
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 843-1601

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

This Current Report on Form 8-K is being filed by Bluerock Enhanced Multifamily Trust, Inc. (the “Company”) to present information about the prior performance of programs sponsored by Bluerock Real Estate LLC, the Company’s sponsor.  This prior performance information is being filed on Form 8-K in order to be incorporated by reference into the Company’s Registration Statement on Form S-11 (File No. 333-153135), as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.

DATE: April 18, 2011                                                                              /s/ R. Ramin Kamfar
R. Ramin Kamfar
Chief Executive Officer and Chairman of the Board
(Principal Executive Officer)

PRIOR PERFORMANCE SUMMARY

As used herein, the terms "we" "our" and "us" refer to Bluerock Enhanced Multifamily Trust, Inc.

Prior Investment Programs

The information presented in this section represents the historical experience of real estate programs sponsored by Bluerock Real Estate, L.L.C., or Bluerock. These are all private programs as Bluerock has sponsored no public programs. Investors in this offering should not assume that they will experience returns, if any, comparable to those experienced by investors in any of Bluerock’s prior programs. Investors who purchase our shares will not acquire any ownership interest in any of the programs discussed in this section.

The Prior Performance Tables set forth information as of December 31, 2010 regarding certain of these prior programs regarding: (1) experience in raising and investing funds (Table I); (2) compensation to Bluerock or its affiliate (separate and distinct from any return on its investment) (Table II); (3) annual operating results (Table III); (4) results of completed programs (Table IV). Table V regarding results of sales or disposals of property has been omitted because no transactions of this nature have been completed during the three years ended December 31, 2010. We will furnish copies of Table VI which shows acquisitions of properties by prior funds to any prospective investor upon request and without charge.

Private Programs

As of December 31, 2010, Bluerock was the sponsor of five private programs that had closed offerings in the prior three years (see Table I). One program (Woodlands I, LLC closed prior to December 31, 2006) had been completed (see Tables III and IV).

As a percentage of acquisition and development costs, the diversification of these properties by geographic area is as follows:

State	%
South	48.08%
Midwest	11.37%
Northwest	17.53%
Northeast	23.02%
As a percentage of acquisition and development costs, the diversification of these properties by asset class is as follows:

Asset Class	%
Office	48.08%
Development	23.02%
Multifamily Residential	28.90%
As a percentage of acquisition and development costs, 76.98% was spent on existing or used residential and office properties, and 23.02% was spent on land acquired for development.

As of December 31, 2010, one of these programs had sold the properties it had purchased, or approximately 5.5% of all Bluerock programs closed within the prior five year period. The original purchase price of the office properties sold was approximately $14.8 million, and the aggregate sales price was approximately $19.3 million.

Bluerock directly or indirectly contributed the necessary equity to acquire the properties for these programs (ten programs in total with similar investment objectives, including the two multifamily residential properties acquired in 2008 which have not yet closed as of the date of this prospectus and the results of which are not included in the Prior Performance Tables, except for certain information contained in Table VI) and the remaining portion was typically borrowed on a non-recourse basis with the properties purchased serving as collateral for the borrowings.  Investors in these programs were not entitled to approve property acquisition sales or refinancings. The equity ultimately contributed by the incoming investors for the five programs closed within five years of December 31, 2010 typically accounted for approximately 22% to 49% of the entity’s total capital.

An affiliate of Bluerock serves (or, in the case of the completed programs, served) as either property manager or asset manager for each of its programs.

In addition to these programs with similar investment objectives, a notes program sponsored by Bluerock offered notes to be issued by a limited liability company affiliated with Bluerock. The issuer borrowed funds from investors, who invested in the issuer’s notes. The issuer in turn contributed the note offering proceeds to a subsidiary for investment in real estate or real estate-related debt and investments. Investors in the notes program made loans to the issuer by investing in its notes, and did not acquire equity interests therein.

As of December 31, 2010, Bluerock, through this notes program, had raised approximately $11.8 million from 179 investors. Including interest accrued through December 31, 2010, a total of approximately $10.9 million of those proceeds had been invested principally with other Bluerock affiliates.

Adverse Business Developments

Recent conditions in the general economy have adversely affected the financial and real estate markets, as well as certain of our private programs.  The BR-North Park Towers program’s property, located in Southfield, Michigan, has been under continued pressure due to the weak Michigan economy and the deterioration of the domestic automobile manufacturing industry.  In September 2009, the distributions to investors were reduced from a 6% to a 3.5% cash yield on their investment through an option, which expired December 2010, , and the property has recently become engaged in loan restructuring discussions with the first mortgage lender.  The 1355 First Avenue program, as a result of the general lack of credit in the current depressed economic environment, has been unable to secure construction financing at the originally anticipated loan-to-cost ratio in order to commence construction, necessitating additional capital raising efforts and a suspension of investor distributions in August 2009.  The Summit at Southpoint program reduced distributions in April 2009, a 7.25% to a 1% cash yield in order to rebuild reserves that were depleted to accommodate a new, large tenant in connection with a new lease with a longer than projected term.  The Valley Townhomes DST program reduced distributions from a 6.0% to a 2.0% cash yield effective July 2010, in order to build reserves due to lower than projected revenues.  The Town and Country DST program, while 100% leased, suspended distributions effective October 2010 in order to build necessary reserves for upcoming lease roll-overs and associated tenant improvement and leasing commission expenses as required by the lender.  Adverse market conditions may cause the total return to those programs to be lower than previously anticipated.

PRIOR PERFORMANCE TABLES

The following Prior Performance Tables, or Tables, provide information relating to real estate investment programs sponsored by Bluerock, or Prior Real Estate Programs, through December 31, 2010. All of the Prior Real Estate Programs presented in the Tables or otherwise discussed in the previous section entitled “Prior Performance Summary” are private programs that have no public reporting requirements. Bluerock has not previously sponsored a public program.

As of December 31, 2010, Bluerock served as sponsor of ten Prior Real Estate Programs, eight of which had been closed to outside investors as of such date and of which only one had been completed. Because the two remaining programs commenced in 2008, and have not closed nor sold any of their properties within the three most recent years, their information is not reflected in the Tables. Certain relevant information regarding these programs is presented in Table VI, which is included in Part II of our Registration Statement on Form S-11 (File No. 333-153135), as amended.  An affiliate of Bluerock serves as either property manager or asset manager for each of these programs.

In addition to these programs with similar investment objectives, a notes program sponsored by Bluerock offered notes to be issued by a limited liability company affiliated with Bluerock. The issuer borrowed funds from investors, who invested in the issuer’s notes. The issuer in turn contributed the offering proceeds to a subsidiary for investment in real estate or real estate-related debt and investments. Investors in the notes program made loans to the issuer by investing in its notes, and did not acquire equity interests therein.

As of December 31, 2010, Bluerock through this notes program had raised approximately $11.8 million from 179 investors. Including interest accrued through December 31, 2010, a total of approximately $10.9 million of those proceeds had been invested principally with other Bluerock affiliates.

Other than the notes program sponsored by Bluerock, certain of the investment objectives of the Bluerock-sponsored programs are similar to ours, including the acquisition and operation of commercial or multifamily properties; the provision of stable cash flow available for distribution to investors; preservation and protection of investor capital; and the realization of capital appreciation upon the ultimate sale or refinancing of the program properties. See “Investment Strategies, Objectives and Policies” in our Registration Statement on Form S-11 (File No. 333-153135), as amended.  Bluerock considers the investment objectives of the notes program to be different than the other Prior Real Estate Programs.  An investor in the notes program is making an investment in notes, which is a loan to the issuer, not an equity investment. The investment objective of the notes program is to provide fixed payments of interest to investors and return principal to investors, regardless of the underlying performance of the real estate assets. Because the notes program does not have similar investment objectives to Bluerock’s other Prior Real Estate Programs, the Tables do not include information on the notes program.

Our advisor is responsible for the acquisition, origination, financing, operation, maintenance and disposition of our investments. Key members of the management of Bluerock indirectly own and control our advisor and will play a significant role in the promotion of this offering and the operation of our advisor. The financial results of the Prior Real Estate Programs thus may provide some indication of our advisor’s ability to perform its obligations. However, general economic conditions affecting the real estate industry and other factors contribute significantly to financial results.

As an investor in our company, you will not own any interest in the Prior Real Estate Programs and should not assume that you will experience returns, if any, comparable to those experienced by investors in the Prior Real Estate Programs.

The following tables are included herein:

•	Table I – Experience in Raising and Investing Funds;

•	Table II – Compensation to Sponsor;

•	Table III – Operating Results of Prior Programs;

•	Table IV – Results of Completed Programs; and

•	Tabe V – omitted because no sales or disposals of properties by Prior Real Estate Programs occurred in the three years ended December 31, 2010.
The information in these tables should be read together with the summary information under “Prior Performance Summary” in our Registration Statement on Form S-11 (File No. 333-153135), as amended.

TABLE I
(UNAUDITED)
EXPERIENCE IN RAISING AND INVESTING FUNDS

This Table I sets forth a summary of experience of  Bluerock Real Estate, L.L.C. in raising and investing funds in Prior Real Estate Programs the offerings of which have closed in the three years ended December 31, 2010.  All of the Prior Real Estate Programs presented in this Table I have similar or identical investment objectives to Bluerock Enhanced Multifamily Trust, Inc.  Information is provided with regard to the manner in which the proceeds of the offerings have been applied.  Also set forth is information pertaining to the timing and length of these offerings and the time period over which the proceeds have been invested in the properties.  All figures are as of December 31, 2010.

	BR-North Park		Cummings Research Park				1355 First		Valley
	Towers, DST		Portfolio I		Portfolio III		Avenue		Townhomes, DST

Dollar amount offered	$ 24,975,000		$ 24,209,284		$ 21,206,547		$ 31,237,500		$ 19,567,189
Dollar amount raised	11,432,968	45.8%	24,209,284	100.0%	21,206,547	100.0%	31,237,500	100.0%	17,909,635	91.5%
Less offering expenses:
Selling commissions and
discounts retained by affiliates	1,086,132	9.5%	2,178,836	9.0%	2,014,622	9.5%	2,967,563	9.5%	1,433,484	8.0%

Organizational expenses	91,464	0.8%	560,844	2.3%	546,635	2.6%	624,750	2.0%	560,719	3.1%
Reserves	-		-		-		-		-
Other	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Amount available for
investment	$ 10,255,372	89.7%	$ 21,469,604	88.7%	$ 18,645,290	87.9%	$ 27,645,188	88.5%	$ 15,915,432	88.9%
Acquisition costs:
Cash invested	8,565,186	33.9%	19,862,084	37.0%	17,016,048	32.1%	24,704,160	48.3%	14,161,820	36.4%
Acquisition fees	944,501	3.7%	1,433,000	2.7%	1,456,400	2.7%	1,329,471	2.6%	1,196,760	3.1%
Loan costs	745,685	3.0%	174,520	0.3%	172,842	0.3%	1,611,557	3.2%	556,852	1.4%
Mortgage financing	15,000,000	59.4%	32,250,000	60.0%	34,390,000	64.8%	23,468,330	45.9%	23,011,000	59.1%
Total acquisition cost	$ 25,255,372	100%	$ 53,719,604	100%	$ 53,035,290	100%	$ 51,113,518	100%	$ 38,926,432	100%

Percent leverage	59.4%		60.0%		64.8%		45.9%		59.1%

Date offering began	12/9/05		5/13/08		3/10/08		8/14/07		7/17/08

Length of offering (in months)	29		4.5		3		8.5		20.5

Months to invest 90% of amount
available for investment
(measured from the beginning
of the offering)	11	(1)	0		0		0		1

(1)	Property was acquired by sponsor prior to offering date. Sponsor has retained ownership for the portion of the offering which was not sold and does not intend to further syndicate this program.

TABLE II
(UNAUDITED)
COMPENSATION TO SPONSOR

This Table II sets forth the types of compensation received by Bluerock Real Estate, L.L.C., and its affiliates, including compensation paid out of offering proceeds and compensation paid in connection with ongoing operations, in connection with five programs the offerings of which have closed in the three years ended December 31, 2010  All of the Prior Real Estate Programs presented in this Table II have similar or identical investment objectives to Bluerock Enhanced Multifamily Trust, Inc.  All figures are as of December 31, 2010.

		BR North Park	Cummings Research Park		1355 First	Valley
		Towers, DST	Portfolio I	Portfolio III	Avenue	Townhomes, DST	Total
Date offering commenced		12/9/2005	5/13/2008	3/10/2008	8/14/2007	7/17/2008

Dollar amount raised		$ 11,432,968	$ 24,209,284	$ 21,206,547	$ 31,237,500	$ -	$ 88,086,299

Amount paid to sponsor from proceeds
of offering:
Underwriting fees		$ -	$ -	$ -	$ -	$ -	$ -
Acquisition fees			-	-
-	real estate commissions	-	-	-	-	-	-
-	advisory fees	309,600	1,433,000	1,456,400	1,329,471	1,196,760	5,725,231
-	Reimbursed offering expenses	91,464	560,844	546,635	624,750	560,719	2,384,412
Other		-	-	35,000	-	-	35,000
Total amount paid to sponsor		$ 401,064	$ 1,993,844	$ 2,038,035	$ 1,954,221	$ 1,757,479	$ 8,144,643

Dollar amount of cash generated
from operations before deducting
payments to sponsor		$ 1,746,722	$ 7,438,577	$ 7,316,915	$ 4,292,302	$ 2,115,145	$ 22,909,661

Amount paid to sponsor from operations:
Property management fees		-	547,375	613,618	-	-	1,160,993
Partnership management fees		-	-	-	-	-	-
Construction management fees		-	54,090	53,548	1,200,000	-	1,307,638
Reimbursements		-	-		-	-	-
Leasing commissions		-	-	-	-	-	-
Other		-	-	-	-	-	-

Dollar amount of property sales and
refinancing before deducting
payments to sponsor:
-	cash	-	-	-	-	-	-
-	notes	-	-	-	-	-	-

Amount paid to sponsor from property sales
and refinancing:
Real estate commissions		-	-	-	-	-	-
Incentive fees		-	-	-	-	-	-
Other		-	-	-	-	-	-

TABLE III
(UNAUDITED)
ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS

This Table III sets forth the annual operating results of Prior Real Estate Programs sponsored by Bluerock Real Estate, L.L.C. and its affiliates that have closed offerings during the five years ended December 31, 2010. All of the Prior Real Estate Programs presented in this Table III have similar or identical investment objectives to Bluerock Enhanced Multifamily Trust, Inc. All figures are for the period commencing January 1 of the year acquired, except as otherwise noted.

Woodlands I, L.L.C. (sponsor by Bluerock Real Estate, L.L.C.)

2006 (1)
Gross revenue	$998,884
Gain on sale of properties	2,829,029
Interest income	27,167

Less:
Operating expenses	313,445
Interest expense	306,455
Property and asset management fees	-
General and administrative	91,785
Commissions	-
Depreciation and amortization	472,430
Net income - GAAP basis	$2,670,965

Taxable income
- from operations	$(158,064)
- from gain on sale	2,829,029

Cash generated from operations	(119,504)
Cash generated from sales	5,214,685
Cash generated from financing/refinancing	-
Total cash generated from operations, sales	-
and refinancing	5,095,181

Less: Cash distributed to investors
- from operating cash flow	60,483
- from sales and refinancing	5,214,685
- from other	-

Cash generated (deficiency) after cash distributions	640,554

Special items (not including sales and refinancing)
Improvements to building	-
Other	-

Cash generated (deficiency) after cash distributions
and special items	$640,554

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	$(31)
- from recapture	-

Capital gain (loss)	$131

Cash distribution to investors
Source (on GAAP basis)
- from investment income	224
- from return of capital	1,000
Total distributions on GAAP basis	$1,224

Source (on cash basis)
- from operations	$14
- from refinancing	-
- from other	-
- from sales	1,210
Total distributions on cash basis	$1,224

Amount (in percentage terms) remaining invested
in program properties at the end of last year
reported in table	0%
(1) The property owned by Woodland I, LLC was purchased on April 14, 2003 and sold on May 15, 2006.

BR North Park Towers, DST (Sponsored by Bluerock Real Estate, L.L.C.)

	2006	2007	2008	2009	2010
Gross revenue	$867,355	$2,165,177	$2,145,856	$2,099,164	$2,409,865
Interest income	-	-	-	-	-

Less:
Operating expenses	-	-	-	-	-
Interest expense	334,676	806,665	817,705	838,047	891,853
Property and asset management fees	-	-	-	-	-
General and administrative	32,044	116,998	120,162	118,150	607,654
Commissions	-	-	-	-	-
Depreciation and amortization	512,927	1,259,215	1,286,330	1,295,774	1,349,138
Net income - GAAP basis	$(11,972)	$(17,701)	$(78,340)	$(152,807)	$(438,780)

Taxable income
- from operations	$(11,972)	$(17,701)	$(78,340)	$(152,807)	$(438,780)
- from gain on sale	-	-	-	-	-

Cash generated from operations	193,293	838,586	247,915	415,545	302,906
Cash generated from sales	-	-	-	-	-
Cash generated from financing/refinancing	-	-	-	-	-
Total cash generated from operations, sales	-	-	-	-	-
and refinancing	193,293	838,586	247,915	415,545	302,906

Less: Cash distributed to investors
- from operating cash flow	88,823	-	215,589	415,545	104,274
- from sales and refinancing	-	-	-	-	-
- from other	-	-	-	191,054	-

Cash generated (deficiency) after cash distributions	104,470	838,586	32,326	(191,054)	198,632

Special items (not including sales and refinancing)
Improvements to building	72,080	219,681	205,489	445,544	238,500
Other	34,837	34,224	65,660	25,231	35,158

Cash generated (deficiency) after cash distributions
and special items	$(2,446)	$584,681	$(238,822)	$(661,829)	$(75,026)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	$(1)	$(2)	$(7)	$(13)	$(38)
- from recapture	-	-	-	-	-

Capital gain (loss)	$-	$-	$-	$-	$-

Cash distribution to investors
Source (on GAAP basis)
- from investment income	$8	$-	$19	$36	$9
- from return of capital	-	-	-	-	-
Total distributions on GAAP basis	$8	$-	$19	$36	$9

Source (on cash basis)
- from operations	$8	$-	$19	$36	$9
- from refinancing	-	-	-	-	-
- from other	-	-	-	-	-
- from sales	-	-	-	-	-
Total distributions on cash basis	$8	$-	$19	$36	$9

Amount (in percentage terms) remaining invested
in program properties at the end of last year
reported in table	100%	100%	100%	100%	100%

Summit at Southpoint (sponsored by Bluerock Real Estate, L.L.C.)
	2007	2008	2009	2010
Gross revenue	$4,594,040	$4,844,940	$4,543,029	$4,855,748
Interest income	63,770	19,749	7,855	5,117

Less:
Operating expenses	1,893,957	1,876,996	1,817,877	1,652,949
Interest expense	1,620,832	1,356,549	1,352,842	1,352,842
Property and asset management fees	181,349	355,891	227,596	253,871
General and administrative	82,099	112,526	49,678	86,382
Commissions	-	-	-	-
Depreciation and amortization	587,252	614,799	696,371	785,649
Net Income - GAAP basis	$292,320	$547,928	$406,520	$729,172

Taxable income
- from operations	$292,320	$547,928	$406,520	$729,172
- from gain on sale	-	-	-	-

Cash generated from operations	1,151,744	1,188,747	(596,287)	1,386,285
Cash generated from sales	-	-	-	-
Cash generated from financing/refinancing	-	-	-	-
Total cash generated from operations, sales	-	-	-	-
and refinancing	1,151,744	1,188,747	(596,287)	1,386,285

Less: Cash distributed to investors
- from operating cash flow	537,825	1,114,975	357,558	135,450
- from sales and refinancing	-	-	-	-
- from other	-	-	-	-

Cash generated (deficiency) after cash distributions	613,919	73,772	(953,845)	1,250,835

Special items (not including sales and refinancing)
Improvements to building	336,367	147,866	207,036	245,457
Other	21,020	-	-	-

Cash generated (deficiency) after cash distributions
and special items	$256,532	$(74,094)	$(1,160,881)	$1,005,378

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	$22	$41	$30	$54
- from recapture	-	-	-	-

Capital gain (loss)	$-	$-	$-	$-

Cash distribution to investors
Source (on GAAP basis)
- from investment income	$40	$83	$27	$10
- from return of capital	-	-	-	-
Total distributions on GAAP basis	$40	$83	$27	$10

Source (on cash basis)
- from operations	$40	$83	$27	$10
- from refinancing	-	-	-	-
- from other	-	-	-	-
- from sales	-	-	-	-
Total distributions on cash basis	$40	$83	$27	$10

Amount (in percentage terms) remaining invested
in program properties at the end of last year
reported in table	100%	100%	100%	100%

(1) The property owned by Summit at Southpoint was purchased on February 22, 2006.

Landmark/Laumeier Office Portfolio (sponsored by Bluerock Real Estate, L.L.C.)

	2007 (1)	2008	2009	2010
Gross revenue	$3,202,979	$3,608,620	$3,784,480	$3,462,669
Interest income	2,978	24,729	16,688	6,237

Less:
Operating expenses	998,593	1,491,113	1,319,332	1,209,159
Interest expense	880,119	1,049,505	1,046,637	1,046,637
Property and asset management fees	142,422	217,125	228,895	218,323
General and administrative	19,136	55,346	108,149	144,903
Depreciation and amortization	479,502	578,004	596,984	619,872
Net Income - GAAP basis	$686,185	$242,257	$501,171	$230,012

Taxable income
- from operations	$686,185	$242,257	$501,171	$230,012
- from gain on sale	-	-	-	-

Cash generated from operations	306,846	1,683,131	810,365	854,816
Cash generated from sales	-	-	-	-
Cash generated from financing/refinancing	-	-	-	-
Total cash generated from operations, sales	-	-	-	-
and refinancing	306,846	1,683,131	810,365	854,816

Less: Cash distributed to investors
- from operating cash flow	197,822	530,401	557,726	564,375
- from sales and refinancing	-	-	-	-
- from other	-	-	-	-

Cash generated (deficiency) after cash distributions	109,024	1,152,730	252,639	290,441

Special items (not including sales and refinancing)
Improvements to building	87,649	66,696	142,668	153,992
Other	-	147,937	63,880	33,717

Cash generated (deficiency) after cash distributions
and special items	$21,375	$938,097	$46,091	$102,732

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	$92	$33	$67	$31
- from recapture	-	-	-	-

Capital gain (loss)	$-	$-	$-	$-

Cash distribution to investors
Source (on GAAP basis)
- from investment income	$27	$71	$75	$76
- from return of capital	-	-	-	-
Total distributions on GAAP basis	$27	$71	$75	$76

Source (on cash basis)
- from operations	$27	$71	$75	$76
- from refinancing	-	-	-	-
- from other	-	-	-	-
- from sales	-	-	-	-
Total distributions on cash basis	$27	$71	$75	$76

Amount (in percentage terms) remaining invested
in program properties at the end of last year
reported in table	100%	100%	100%	100%

(1) The property owned by Landmark/Laumeier Porfolio was purchased on May 14, 2007.

1355 First Avenue (sponsored by Bluerock Real Estate, L.L.C.)

	2007 (1)	2008	2009	2010
Gross revenue	$-	$2,787,649.67	$2,500,000.00	$1,249,500.00
Interest income	59,607	96,724	36,916	2

Less:
Operating expenses	60,000	-	-	-
Interest expense	1,020,964	-	-	-
Property and asset management fees	-	-	-	-
General and administrative	95,225	19,609	929,600	1,281,830
Commissions	-	-	-	-
Depreciation and amortization	-	-	-	-
Net Income - GAAP basis	$(1,116,582)	$2,864,765	$1,607,316	$(32,328)

Taxable income
- from operations	$-	$2,864,765	$1,607,316	$(32,328)
- from gain on sale	-	-	-	-

Cash generated from operations	(1,347,451)	2,864,765	1,607,316	(32,328)
Cash generated from sales	-	-	-	-
Cash generated from financing/refinancing	-	-	-	-
Total cash generated from operations, sales	-	-	-	-
and refinancing	(1,347,451)	2,864,765	1,607,316	(32,328)

Less: Cash distributed to investors
- from operating cash flow	-	1,641,714	1,641,714	-
- from sales and refinancing	101,719	-	-	-
- from other	-	-	-	-

Cash generated (deficiency) after cash distributions	(1,449,170)	1,223,051	(34,398)	(32,328)

Special items (not including sales and refinancing)
Improvements to building	1,348,767	13,254,395	-	-
Other	-	-	-	-

Cash generated (deficiency) after cash distributions
and special items	$(2,797,937)	$(12,031,344)	$(34,398)	$(32,328)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	$(55)	$92	$51	$(1)
- from recapture	-	-	-	-

Capital gain (loss)	$-	$-	$-	$-

Cash distribution to investors
Source (on GAAP basis)
- from investment income	$-	$53	$53	$-
- from return of capital	-	-	-	-
Total distributions on GAAP basis	$-	$-	$-	$-

Source (on cash basis)
- from operations	$-	$53	$53	$-
- from refinancing	-	-	-	-
- from other	-	-	-	-
- from sales	-	-	-	-
Total distributions on cash basis	$-	$-	$-	$-

Amount (in percentage terms) remaining invested
in program properties at the end of last year
reported in table	100%	100%	100%	100%

(1) The property owned by 1355 First Avenue was purchased on June 29, 2007.

Huntsville - Cummings Research Park - Portfolio I -

	2007	2008	2009	2010
Gross revenue	$1,487,708	$7,289,265	$7,352,316	$8,414,035
Interest income	31,243	26,097	12,190	3,928
	-	-	-	-
Less:	-	-	-	-
Operating expenses	268,377	3,544,865	3,054,756	3,254,161
Interest expense	-	2,121,351	2,137,262	2,115,555
Property and asset management fees	33,867	367,068	539,099	511,091
General and administrative	4,949	106,368	83,840	171,097
Commissions	-	-	-	-
Depreciation and amortization	517,388	3,120,810	3,160,544	3,212,140
Net Income - GAAP basis	$694,370	$(1,945,100)	$(1,610,995)	$(846,081)

Taxable income
- from operations	$694,370	$(1,945,100)	$(1,610,995)	$(846,081)
- from gain on sale	-	-	-	-
	-	-	-	-
Cash generated from operations	11,107,095	1,185,345	2,913,660	2,104,243
Cash generated from sales	-	-	-	-
Cash generated from financing/refinancing	-	-	-	-
Total cash generated from operations, sales	-	-	-	-
and refinancing	11,107,095	1,185,345	2,913,660	2,104,243

Less: Cash distributed to investors
- from operating cash flow	-	1,350,057	1,561,452	877,587
- from sales and refinancing	-	-	-	-
- from other	-	-	-	-

Cash generated (deficiency) after cash distributions	11,107,095	(164,712)	1,352,208	1,226,656

Special items (not including sales and refinancing)
Improvements to building	-	2,388,717	146,824	324,236
Other	-	96,876	351,925	114,385

Cash generated (deficiency) after cash distributions
and special items	$11,107,095	$(2,650,305)	$853,459	$788,035

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	$-	$(80)	$(67)	$(35)
- from recapture	-	-	-	-
	-	-	-	-
Capital gain (loss)	$-	$-	$-	$-
	-	-	-	-
Cash distribution to investors	-	-	-	-
Source (on GAAP basis)	-	-	-	-
- from investment income	$-	$56	$64	$36
- from return of capital	$-	$-	$-	$-
Total distributions on GAAP basis	$-	$56	$64	$36

Source (on cash basis)
- from operations	$-	$56	$64	$36
- from refinancing	-	-	-	-
- from other	-	-	-	-
- from sales	-	-	-	-
Total distributions on cash basis	$-	$56	$64	$36

Amount (in percentage terms) remaining invested
in program properties at the end of last year
reported in table	100%	100%	100%	100%

Huntsville - Cummings Research Park - Portfolio II-

	2007	2008	2009	2010
Gross revenue	$1,314,505	$8,511,115	$9,213,136	$9,287,664
Interest income	136,487	29,370	9,768	2,716
	-	-	-	-
Less:	-	-	-	-
Operating expenses	260,708	3,466,514	3,632,458	3,606,173
Interest expense	-	2,690,334	2,702,035	2,682,983
Property and asset management fees	41,392	534,851	602,508	545,046
General and administrative	9,020	136,070	97,671	221,110
Commissions	-	-	-	-
Depreciation and amortization	359,308	2,174,579	2,247,563	2,404,671
Net Income - GAAP basis	$780,564	$(461,863)	$(59,331)	$(169,603)
	-	-	-	-
Taxable income	-	-	-	-
- from operations	$780,564	$(461,863)	$(59,331)	$(169,603)
- from gain on sale	-	-	-	-
	-	-	-	-
Cash generated from operations	11,020,459	2,945,123	3,105,688	2,756,518
Cash generated from sales	-	-	-	-
Cash generated from financing/refinancing	-	-	-	-
Total cash generated from operations, sales	-	-	-	-
and refinancing	11,020,459	2,945,123	3,105,688	2,756,518
	-	-	-	-
Less: Cash distributed to investors	-	-	-	-
- from operating cash flow	-	1,227,028	1,500,710	1,303,198
- from sales and refinancing	-	-	-	-
- from other	-	-	-	-
	-	-	-	-
Cash generated (deficiency) after cash distributions	11,020,459	1,718,095	1,604,978	1,453,320
	-	-	-	-
Special items (not including sales and refinancing)	-	-	-	-
Improvements to building	-	1,461,149	1,366,653	69,728
Other	-	-	-	1,524,497
	-	-	-	-
Cash generated (deficiency) after cash distributions	-	-	-	-
and special items	$11,020,459	$256,946	$238,325	$(140,905)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	$-	$(22)	$(3)	$(8)
- from recapture	-	-	-	-

Capital gain (loss)	$-	$-	$-	$-

Cash distribution to investors	-	-	-	-
Source (on GAAP basis)	-	-	-	-
- from investment income	$-	$58	$71	$61
- from return of capital	-	-	-	-
Total distributions on GAAP basis	$-	$58	$71	$61

Source (on cash basis)
- from operations	$-	$58	$71	$61
- from refinancing	-	-	-	-
- from other	-	-	-	-
- from sales	-	-	-	-
Total distributions on cash basis	$-	$58	$71	$61

Amount (in percentage terms) remaining invested
in program properties at the end of last year
reported in table	100%	100%	100%	100%

Huntsville - Cummings Research Park - Portfolio III -

	2007	2008	2009	2010
Gross revenue	$1,218,835	$8,164,819	$8,691,299	$8,852,890
Interest income	31,534	19,721	10,224	4,973
	-	-	-	-
Less:	-	-	-	-
Operating expenses	305,746	3,631,519	3,651,460	3,618,446
Interest expense	-	2,262,117	2,250,949	2,255,936
Property and asset management fees	33,426	324,969	561,211	503,519
General and administrative	9,952	327,175	144,304	242,521
Commissions	-	-	-	-
Depreciation and amortization	319,636	2,205,383	2,262,351	2,340,006
Net Income - GAAP basis	$581,609	$(566,623)	$(168,752)	$(102,565)
	-	-	-	-
Taxable income	-	-	-	-
- from operations	$581,609	$(566,623)	$(168,752)	$(102,565)
- from gain on sale	-	-	-	-
	-	-	-	-
Cash generated from operations	8,981,298	2,661,423	2,155,584	1,984,281
Cash generated from sales	-	-	-	-
Cash generated from financing/refinancing	-	-	-	-
Total cash generated from operations, sales	-	-	-	-
and refinancing	8,981,298	2,661,423	2,155,584	1,984,281
	-	-	-	-
Less: Cash distributed to investors	-	-	-	-
- from operating cash flow	-	1,244,261	1,483,267	1,290,065
- from sales and refinancing	-	-	-	-
- from other	-	-	-	-
	-	-	-	-
Cash generated (deficiency) after cash distributions	8,981,298	1,417,162	672,317	694,216
	-	-	-	-
Special items (not including sales and refinancing)	-	-	-	-
Improvements to building	-	941,557	403,095	16,448
Other	4,508,843	-	-	208,665
	-	-	-	-
Cash generated (deficiency) after cash distributions	-	-	-	-
and special items	$4,472,455	$475,605	$269,222	$469,103

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	$-	$(27)	$(8)	$(5)
- from recapture
	-	-	-	-
Capital gain (loss)	$-	$-	$-	$-

Cash distribution to investors	-	-	-	-
Source (on GAAP basis)	-	-	-	-
- from investment income	$-	59	70	61
- from return of capital	-	-	-	-
Total distributions on GAAP basis	$-	59	70	61

Source (on cash basis)
- from operations	$-	59	70	61
- from refinancing	-	-	-	-
- from other	-	-	-	-
- from sales	-	-	-	-
Total distributions on cash basis	$-	59	70	61

Amount (in percentage terms) remaining invested
in program properties at the end of last year
reported in table	100%	100%	100%	100%

Valley Townhomes, DST

	2008	2009	2010
Gross revenue	$1,414,438	$3,205,082	$3,340,515
Interest income	3,847	-	-

Less:
Operating expenses	280,482	941,867	998,446
Interest expense	1,076,864	2,615,301	2,631,181
Property and asset management fees	40,380	96,148	99,930
General and administrative	91,704	33,676	75,400
Commissions	-	-	-
Depreciation and amortization	16,042	1,750,616	-
Net Income - GAAP basis	$(87,187)	$(2,232,526)	$(464,442)

Taxable income
- from operations	$(87,187)	$(2,232,526)	$(464,442)
- from gain on sale	-	-	-

Cash generated from operations	734,909	849,492	530,744
Cash generated from sales	-	-	-
Cash generated from financing/refinancing	-	-	-
Total cash generated from operations, sales
and refinancing	734,909	849,492	530,744

Less: Cash distributed to investors
- from operating cash flow	141,508	909,072	769,796
- from sales and refinancing	-	-	-
- from other	-	-	-

Cash generated (deficiency) after cash distributions	593,401	(59,580)	(239,052)

Special items (not including sales and refinancing)
Improvements to building	-	723,407	-
Other	-	548,420	33,706

Cash generated (deficiency) after cash distributions
and special items	$593,401	$(1,331,407)	$(272,758)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	$(5)	$(125)	$(26)
- from recapture	-	-	-

Capital gain (loss)	$-	$-	$-

Cash distribution to investors
Source (on GAAP basis)
- from investment income	8	51	43
- from return of capital	-	-	-
Total distributions on GAAP basis	8	51	43

Source (on cash basis)
- from operations	8	51	43
- from refinancing	-	-	-
- from other	-	-	-
- from sales	-	-	-
Total distributions on cash basis	8	51	43

Amount (in percentage terms) remaining invested
in program properties at the end of last year
reported in table	100%	100%	100%

(1) The property owned by Valley Townshomes, DST was purchased on July 31, 2008

TABLE IV
(UNAUDITED)
RESULTS OF COMPLETED PROGRAMS

This Table IV sets forth the results of completed  Prior Real Estate Programs sponsored by Bluerock Real Estate, L.L.C.  that have sold properties and  completed operations during the five years ended December 31, 2010.  All of the Prior Real Estate Programs presented in this Table IV have similar or identical investment objectives to  Bluerock Enhanced Multifamily Trust, Inc.

		Bluerock Real
		Estate, LLC
		sponsored
		program
		Woodlands I
		LLC

Dollar amount raised		$ 4,311,100

Number of properties purchased		3

Date of closing of offering		3/9/2005

Date of first sale of property		5/15/2006

Date of final sale of property		5/15/2006

Tax and Distribution Data Per $1,000 Investment
Federal Income Tax Results:
Ordinary income (loss)
-	from operations	$ (95)
-	from recapture	-

Capital Gain (loss)		656

Deferred Gain
-	Capital	-
-	Ordinary	-

Cash Distributions to Investors
Source (on GAAP basis)
-	Investment income	480
-	Return of capital	1,000

Source (on cash basis)
-	Sales	1,210
-	Refinancing	-
-	Operations	270
-	Other	-

Receivable on Net Purchase Money Financing		-